UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): June 1, 2025
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FIRST INTERSTATE BANCSYSTEM, INC.
(Exact name of registrant as specified in its charter)
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Delaware		001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)		(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings,	MT		59101
(Address of principal executive offices)			(zip code)

(406)	255-5311
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.00001 par value	FIBK	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective as of June 1, 2025, First Interstate BancSystem, Inc. (the “Company”), First Interstate Bank (the “Bank”) and David P. Della Camera completed and formally executed the Employment Agreement (the “Employment Agreement”) contemplated at the time of and previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 25, 2025 (the “February Form 8-K”). The material terms of the Employment Agreement contained in the February Form 8-K are incorporated herein by reference thereto. In addition to the terms described in the February Form 8-K, the Employment Agreement contains the additional material terms described below.
The Employment Agreement has an initial term of one year and, after such initial term, the term will automatically be extended for an additional year and on each subsequent anniversary thereafter, so that the remaining term will be one year, unless notice is provided by the Company or the Bank to Mr. Della Camera at least 90 days prior to the then term end that the agreement will not renew or is otherwise terminated under the agreement. The term of the Employment Agreement extends for one additional 12 month period automatically following a “change in control,” as such term is defined in the Employment Agreement. Under the Employment Agreement, the current annual base salary for Mr. Della Camera is $500,000 (the “Base Salary”). The Base Salary will be reviewed at least annually to determine whether an increase is appropriate.
Under the Employment Agreement, if the Company or the Bank terminates Mr. Della Camera’s employment for “cause,” as such term is defined in the Employment Agreement, he will not receive any compensation or benefits after the termination date. If the Company or the Bank terminates Mr. Della Camera’s employment without cause or if he terminates employment for “good reason,” as such term is defined in the Employment Agreement, the Company or the Bank will pay Mr. Della Camera an amount equal to one times the Base Salary plus one times the average of the annual cash incentive compensation paid to Mr. Della Camera during each of the three years immediately prior to the year in which the termination of employment occurs, with such severance amount payable over 12 months. In addition, the Company or the Bank will provide Mr. Della Camera with continued insurance coverage for up to 12 months.
If Mr. Della Camera’s employment is terminated by the Company or the Bank without cause or if Mr. Della Camera voluntarily terminates employment during the term of the Employment Agreement for “good reason” within 6 months preceding or within 18 months following a “change in control,” Mr. Della Camera will receive an amount equal to the sum of 2 times the Base Salary, plus 2 times the annual cash incentive at “target” (as defined in the annual cash incentive plan) in effect for Mr. Della Camera in the year in which the “change in control” occurs, plus a pro-rata portion of Mr. Della Camera’s “target” bonus for the calendar year in the year in which the termination of employment occurs, with such severance amount payable over 12 months. In addition, the Bank will provide Mr. Della Camera with continued insurance coverage for up to 24 months. If the severance benefits would constitute an “excess parachute payment” under Section 280G of the Internal Revenue Code of 1986, as amended, such payment shall either be reduced so that it will not constitute an excess parachute payment, or paid in full, depending on which payment would result in Mr. Della Camera receiving the greatest after-tax payment. In case of the latter, Mr. Della Camera would be liable for any excise tax owed.
The Employment Agreement also contains 12 month non-competition and non-solicitation restrictions following termination of Mr. Della Camera’s employment (with such restrictions to extend to 18 months if the termination of employment occurs within 6 months preceding or within 18 months following a “change in control”).
The foregoing description of the material terms of the Employment Agreement contained above and in the February Form 8-K is not complete and is qualified in its entirety by reference to the full terms of the Employment Agreement included as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference. Investors and other interested parties are encouraged to read in its entirety the Employment Agreement because it contains important terms not otherwise described herein.
Item 7.01 Regulation FD Disclosure.
On June 2, 2025, the Company issued a press release announcing Mr. Della Camera’s succession to the role of Executive Vice President and Chief Financial Officer of the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference. Interested persons are encouraged to read the press release because it contains important information not summarized in this Current Report. Neither the information included or incorporated by reference under this Item 7.01, nor the press release furnished herewith, shall be deemed to be “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such subsequent filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Employment Agreement by and between David P. Della Camera, First Interstate BancSystem, Inc. and First Interstate Bank, effective June 1, 2025.

99.1	Press Release dated June 2, 2025.

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 02, 2025

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ JAMES A. REUTER
James A. Reuter
President and Chief Executive Officer